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                                                                    EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of BUCA, Inc. on Form S-8 of our report dated January 26, 2001 (March 2, 2001 as to Notes 3 and 13), appearing in the Annual Report on Form 10-K of BUCA, Inc. for the fiscal year ended December 31, 2000.


                                       /s/ Deloitte & Touche LLP

                                       DELOITTE & TOUCHE LLP

Minneapolis, Minnesota
March 4, 2002